Exhibit 10.3

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Execution version

Dated 9 August 2018

SECOND SUPPLEMENTAL AGREEMENT

between

BORR DRILLING LIMITED
as borrower

BORR JACK-UP I INC.
BORR IDUN LIMITED
BORR JACK-UP XIV INC.
PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED
PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED
as guarantors

PARAGON OFFSHORE LIMITED
as original security provider

BORR HOLDINGS LIMITED
as new security provider

DNB BANK ASA
as lenders

DNB BANK ASA
as hedging bank

DNB BANK ASA
as bookrunner, underwriter and mandated lead arranger

DNB BANK ASA
as facility agent

Relating to a USD 200,000,000
senior secured revolving loan facility agreement
originally dated 15 May 2018

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THIS SECOND SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made 9 August 2018 between:

(1)	BORR DRILLING LIMITED, of Thistle House 4, Burnaby Street, Hamilton HM 11, Bermuda, with company registration number 51741, as borrower (the “Borrower”);

(2)	BORR JACK-UP I INC., a company incorporated under the laws of the Republic of the Marshall Islands, having its registered address at Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands MH 96960;

BORR IDUN LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 274802 and its registered office at Maricorp Services Ltd., P.O.Box 2075, 31 The Strand, 46 Canal Point Drive, George Town, Grand Cayman KY1-1105, Cayman Islands;

BORR JACK-UP XIV INC., a company incorporated and registered in the British Virgin Islands with registered number 1633467 and whose registered office is at Craigmuir Chambers, P.O.Box 71, Road Town, Tortola, VG1110, British Virgin Islands;

PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED (previously known as Prospector Rig 1 Contracting Company S.a.r.l.), an exempted company registered by way of continuation with limited liability in the Cayman Islands, having company number 339040 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands; and

PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED (previously known as Prospector Rig 5 Contracting Company S.a.r.l.), an exempted company registered by way of continuation with limited liability in the Cayman Islands, having company number 339041 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, as guarantors (the “Guarantors”);

(3)	PARAGON OFFSHORE LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 323580 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, as original security provider (the “Original Security Provider”);

(4)	BORR HOLDINGS LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 338105 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, as new security provider (the “New Security Provider”);

(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (the “Lenders”);

(6)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway as hedging bank (the “Hedging Bank”); and

(7)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway, as underwriter, bookrunner, mandated lead arranger and facility agent (the “Agent”).

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WHEREAS:

A.	The Lenders have granted the Borrower a senior secured revolving loan facility in the amount of USD 200,000,000, pursuant to a senior secured revolving loan facility agreement originally dated 15 May 2018, as amended by a first supplemental agreement dated 29 June 2018 (the “Agreement”), for the purpose of, amongst others, part-financing the acquisition of five new rigs from the Keppel.

B.	Subsequent to the original date of the Agreement, Prospector Rig 1 Contracting Company S.A.R.L. and Prospector Rig 5 Contracting Company S.A.R.L. were transferred from Luxembourg to the Cayman Islands by way of continuation and are now known as Prospector Rig 1 Contracting Company Limited and Prospector Rig 5 Contracting Company Limited respectively (together, the “Transferred Guarantors”).

C.	Upon completion of the transactions as further described in a first supplemental agreement to the Agreement dated 29 June 2018, the Original Security Provider acquired the shares in the Transferred Guarantors from Prospector Offshore Drilling S.a.r.l. Subsequently, the shares in the Transferred Guarantors have been transferred from the Original Security Provider to the New Security Provider.

D.	The entire issued share capital of each of the Transferred Guarantors is held by the New Security Provider. The New Security Provider has agreed to assume the Original Security Provider’s rights and obligations under the Agreement and to provide security over the entire issued share capital of each of the Transferred Guarantors to the Agent (as security agent).

E.	Subject to the terms set out in this Supplemental Agreement, the parties hereto have agreed to amend the Agreement in order to reflect the changes described in recitals C. and D. above.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS

1.1	In this Supplemental Agreement, unless the context otherwise requires, terms defined in the Agreement shall bear the same meaning when used herein. In addition, the Agreement means the Agreement as supplemented and amended by this Supplemental Agreement.

1.2	In this Supplemental Agreement, the following words and expressions shall have the meaning set opposite them below:

“Effective Date” means the date when the Agent has confirmed to the Borrower that it has received the condition precedent documents in Clause 3 to its satisfaction.

1.3	The provisions of clause 1.2 (Construction) of the Agreement apply to this Supplemental Agreement as though they were set out herein in their entirety.

2.	REPRESENTATIONS AND WARRANTIES

2.1
Each of the Borrower, the Guarantors, the Original Security Provider and the New Security Provider represents and warrants to the Finance Parties that the Repeating Representations are true and correct as of the date of this Supplemental Agreement and the Effective Date.

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3.	CONDITIONS

3.1	The amendments set out in Clause 4 and Clause 6 below will only become effective after satisfaction of the following conditions precedent:

(a)	This Supplemental Agreement duly executed by the parties hereto.

(b)	In respect of the New Security Provider, copies of:

(i)	its memorandum and articles of association;

(ii)	its certificate of incorporation;

(iii)	its register of members, register of directors and officers and register of mortgages and charges;

(iv)	a certificate signed by a director:

(1)	attaching the documents referred to at sub-paragraphs (i), (ii) and (iii) above, and confirming that such documents have not been amended or revoked and remain in full force and effect at the date of the certificate;

(2)	stating that no licences, authorisations, approvals or consents are required in connection with the execution, delivery, performance or validity of the Finance Documents to which it is a party; and

(3)	confirming that securing/guaranteeing the Loans would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)	a resolution of its board of directors authorising the execution of this Supplemental Agreement and the other documents contemplated hereby;

(vi)	if not included in the resolutions referred to in sub-paragraph (v) above, a power of attorney to its representatives for the execution and registration of this Supplemental Agreement and the documents contemplated hereby;

(vii)	such other documents and evidence as the Agent (or any Finance Party through the Agent) shall from time to time reasonably require, based on law and regulations applicable from time to time and the Finance Parties’ own internal guidelines applicable from time to time to identify the parties hereto; and

(viii)	a specimen of the signature of each person authorised by the resolutions referred to in sub-paragraph (v) above.

(c)	Duly executed Cayman Islands law share charge agreements entered into between the New Security Provider (as chargor) and the Agent (as security agent), creating security over the entire issued share capital of each Transferred Guarantor, and receipt by the Agent (as security agent) of all deliverables referred to thereunder.

(d)	Such KYC-documents in relation to the Obligors and any other party as the Agent may reasonably require.

(e)	Favourable legal opinions in form and substance satisfactory to the Agent from lawyers appointed by the Agent on matters concerning all relevant jurisdictions.

(f)	Such further conditions, opinions or evidence as may be reasonably required by the Agent and notified in writing without undue delay to Borrower in advance of being required.

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3.2	The conditions precedent set out in this Clause 3 are for the exclusive benefit of the Finance Parties, and the Finance Parties may accordingly waive any or all of them on such conditions as they may think fit.

3.3	The occurrence of the Effective Date is subject to the condition that, on the proposed Effective Date:

(a)	no Default is continuing or would result from the occurrence of the Effective Date;

(b)	no Disruption Event is continuing; and

(c)	the representations and warranties made in Clause 2.1 (Representations and warranties) are true in all material respects.

4.	TRANSFER OF RIGHTS AND OBLIGATIONS

4.1	With effect on and from the Effective Date and subject as aforesaid each of the parties to this Supplemental Agreement agree that:-

(a)	the New Security Provider shall substitute and replace the Original Security Provider as security provider in the Agreement whereas the New Security Provider shall assume all obligations and liabilities whatsoever to be performed by the “Security Provider” under the Agreement;

(b)	the Finance Parties and the Original Security Provider shall mutually release and discharge each other from all liabilities, obligations, claims and demand whatsoever under or concerning the Agreement and the Security Documents to which the Original Security Provider is party; and

(c)	each of the Guarantors (including for the avoidance of doubt and without limitation the Transferred Guarantors) confirm that all of its respective obligations under or pursuant to the Finance Documents, including but not limited to its guarantee obligations as set out in the Agreement, remain in full force and effect, amended only as per the terms of this Supplemental Agreement.

5.	COSTS AND EXPENSES

5.1	The New Security Provider irrevocably agrees to pay to the Agent on demand, an amount equal to all costs, expenses and disbursements (including but not limited to legal fees and printing, publication and travelling expenses) incurred by the Agent and/or the Finance Parties in the negotiation, preparation and completion of this Supplemental Agreement and the maintenance, protection and enforcement of any of their rights thereunder.

6.	AMENDMENTS TO THE AGREEMENT AND THE SECURITY DOCUMENTS

6.1	With effect on and from the Effective Date the Agreement and the Security Documents shall be amended in the following respect:

(a)
All references in the Agreement and the Security Documents to Paragon Offshore Limited are hereby replaced with references to Borr Holdings Limited, and all references to the registered address and jurisdiction of incorporation of this entity shall be as set out on page 2 of this Supplemental Agreement.

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(b)	Clause 22.1 (Ownership) of the Agreement shall be amended to read:

Other than following a sale or other disposal of shares in a Guarantor as permitted in accordance with Clause 7.3 (Mandatory prepayment – sale or Total Loss – replacement), the Borrower shall procure that each of the Guarantors remain wholly owned Subsidiaries of the Borrower at all times.

(c)	Clause 22.9 (Change of business) of the Agreement shall be amended to read:

(a)       No Obligor shall change its business, and the Obligors shall procure that there is no change of business or material change in the corporate structure of the Group without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed. For the avoidance of doubt, the solvent liquidation of dormant subsidiaries of Paragon Offshore Limited which are not Obligors shall not require the Agent’s prior written consent pursuant to this Clause.

(b)       No Obligor shall change its type of company, legal name or its Relevant Jurisdiction without the prior written consent of the Agent.

6.2	For the avoidance of doubt, the amendments set out in Clause 6.1 above shall not apply to the Cayman Islands law share charge agreements referred to in paragraph (c) of Clause 3.1 above.

6.3	For the avoidance of doubt, as a consequence of the amendments set out in this Clause 6 and Clause 4 above, the share charge agreement dated 29 June 2018 between Paragon Offshore Limited as chargor and DNB Bank ASA as security agent in respect of the shares in Prospector Rig 1 Contracting Company Limited, and the share charge agreement dated 29 June 2018 between Paragon Offshore Limited as chargor and DNB Bank ASA as security agent in respect of the shares in Prospector Rig 5 Contracting Company Limited will, with effect on and from the Effective Date, no longer be Security Documents.

6.4	By construing references therein to “this Agreement”, “herein”, “hereunder” and similar terms, they shall be construed as if the same referred to the relevant Finance Document as amended hereby.

6.5	Subject only to the modifications set out in this Supplemental Agreement, the Finance Documents shall remain in full force and effect and binding upon the Lenders, the Hedging Bank, the Agent, and the New Security Provider and the Guarantors.

7.	LAW AND JURISDICTION, ETC.

7.1	With reference to the definition of “Finance Document” in clause 1.1 (Definitions) of the Agreement, this Supplemental Agreement is designated as a Finance Document by the Agent and the Borrower.

7.2	The provisions of clause 40 (Governing law) and clause 42 (Enforcement) of the Agreement shall be incorporated into this Supplemental Agreement as if set out in full herein and as if references therein to “this Agreement” are references to this Supplemental Agreement.

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IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be duly executed the day and the year above written.

EXECUTION PACE

The Borrower:

BORR DRILLING LIMITED

By: [***]
Name: [***]
Title: [***]

The Original Security Provider:

PARAGON OFFSHORE LIMITED

By: [***]
Name: [***]
Title: [***]

The New Security Provider:

BORR HOLDINGS LIMITED

By: [***]
Name: [***]
Title: [***]

The Guarantors:

BORR JACK-UP I INC.

By: [***]
Name: [***]
Title: [***]

BORR IDUN LIMITED

By: [***]
Name: [***]
Title: [***]

BORR JACK-UP XIV INC.

By: [***]
Name: [***]
Title: [***]

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PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED

By: [***]
Name: [***]
Title: [***]

PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED

By: [***]
Name: [***]
Title: [***]

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The Lender, Arranger and Hedging Bank:

DNB Bank ASA

By: [***]
Name: [***]
Title: [***]

The Agent:

DNB Bank ASA

By: [***]
Name: [***]
Title:[***]